                                                               EXECUTION VERSION



                             Clearwing Capital, LLC
                       c/o Chrysalis Management Group, LLC
                             The Belgravia Building
                         1811 Chestnut Street, Suite 700
                        Philadelphia, Pennsylvania 19103


                                                                October 14, 2003


ABFS Warehouse Trust 2003-1
ABFS Warehouse Trust 2003-2
American Business Financial Services, Inc.
and its subsidiaries party to this Fee Letter

c/o American Business Financial Services, Inc.
The Wanamaker Building
100 Penn Square East
Philadelphia, Pennsylvania  19107
Attention:  Mr. Anthony J. Santilli

                           Re: Fee Letter
                               ----------

Ladies and Gentlemen:

                  Reference is made to (a) that certain Loan and Security Agreement, of even date herewith (the "Loan Agreement"), between ABFS Warehouse Trust 2003-2 ("Borrower") and Chrysalis Warehouse Funding, LLC ("Lender"), a wholly-owned affiliate of Clearwing Capital, LLC ("Clearwing"), pursuant to which Lender has committed to provide Borrower a mortgage warehouse line of credit (the "Line of Credit") with an initial maximum commitment of $250,000,000, and (b) that certain Trust Agreement, of even date herewith (the "Trust Agreement"), between American Business Financial Services, Inc., as depositor, and Wilmington Trust Company, as owner trustee, pursuant to which ABFS Warehouse Trust 2003-1 has issued to Clearwing its ABFS Warehouse Trust 2003-1 Trust Certificate No. P-1 (the "Preferred Certificate"). This is the "Fee Letter" referred to in the Loan Agreement and the Trust Agreement. Initially capitalized terms that are not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  To (a) induce Lender to extend financial accommodations to Borrower pursuant to the Loan Agreement, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Lender to Borrower, and (b) induce Clearwing to extend credit support for the financial accommodation of Borrower and in consideration of Clearwing's interests under and in respect of the Preferred Certificate, in each case, for which the Related Parties (as defined below) will receive a direct and indirect benefit, the Borrower and the Related Parties (individually and collectively, jointly and severally, the "Obligors") hereby agree to pay the following fees to Clearwing, for its sole and separate account, in connection with the Loan Agreement:

                  1. Closing Commitment Fee. The Obligors shall pay to Clearwing a closing commitment fee of $8,625,000, which fee shall be fully earned on the Closing Date, nonrefundable when paid, with $6,125,000 due and payable on the Closing Date and the remaining $2,500,000 due and payable on the Termination Date.

                  2. Loan Commitment Fee. The Obligors shall pay to Clearwing a loan commitment fee of $26,250,012, which fee shall be fully earned on the Closing Date, nonrefundable when paid, and shall be due and payable in arrears in 36 equal monthly installments of $729,167 each, payable on the 16th day of each calendar month from and after the date hereof through the date on which all of the Obligations are paid in full in accordance with the terms of the Loan Agreement, and the commitments of the Lender under the Loan Agreement are terminated, provided, however, that (a) the loan commitment fee that is due for the period from and including the Closing Date through and including October 16, 2003 shall be due and payable on the Deferred Date (as defined below) and shall be an amount equal to (i) $729,167, times (ii) the result of the total number of days that will elapse from and including the Closing Date through and including October 16, 2003 divided by the total number of days that will elapse from and including September 17, 2003 through and including October 16, 2003, and (b) on the Termination Date, the Obligors shall pay an amount necessary to pay in full the remaining balance of the loan commitment fee.

                  3. Credit Support Fee. The Obligors shall pay to Clearwing a credit support fee of $3,000,000, which fee shall be fully earned on the Closing Date, nonrefundable when paid, and shall be due and payable in advance in 12 equal quarterly installments of $250,000 each, payable on the first day of each calendar quarter from and after the date hereof through the date on which all of the Obligations are paid in full in accordance with the terms of the Loan Agreement, and the commitments of the Lender under the Loan Agreement are terminated, provided, however, that (a) the credit support fee that is due in advance for the period from the Closing Date through December 31, 2003 shall be due and payable on the Deferred Date (as defined below) and shall be an amount equal to (i) $250,000, times (ii) the result of the total number of days that will elapse from (and including) the Closing Date through and including December 31, 2003 divided by the total number of days in the fourth calendar quarter of 2003, and (b) on the Termination Date, the Obligors shall pay an amount necessary to pay in full the remaining balance of the credit support fee.

                  4. Commitment Transaction Fee. The Obligors shall pay (or cause to be paid) to Clearwing a commitment transaction fee equal to:



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                           a. $2,000,000 in connection with the financing
provided by JPMorgan Chase to one or more of the Obligors on or about September 22, 2003, which fee shall be fully earned on the Closing Date, nonrefundable when paid, and due and payable on the earliest of (i) the date that any loans are sold or securitized pursuant to that certain Amended and Restated Indenture, dated as of June 28, 2001, between ABFS Mortgage Warehouse Trust 2000-2 and JPMorgan, as amended and the related Amended and Restated Sale and Servicing Agreement, dated as of June 28, 2001, among ABFS Greenmont, Inc., HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., American Business Credit, Inc., American Business Financial Services, Inc., ABFS Mortgage Loan Warehouse Trust 2000-2, and JP Morgan (such Indenture and the Amended and Restated Servicing Agreement, the "Greenmont Facility Agreements") (in which case the $2,000,000 fee shall be wired to the Lender in immediately available funds), (ii) the date of the initial Advance under the Loan Agreement (in which case the $2,000,000 fee shall be deducted by the Lender from such Advance), and
(iii) October 22, 2003 (in which case the $2,000,000 fee shall be wired to the Lender in immediately available funds); plus

                           b. an amount equal to one percent (1%) of the total
credit limit (or increase thereof) of any new or continuing, senior secured, on or off balance sheet, short term financing of residential mortgage loan originations, including any extension of the term or expansion of the amount of any existing lines of credit or financing transactions (including, without limitation, (i) the financing provided by JPMorgan Chase on or about September 22, 2003 and (ii) any financing (including an extension of the term or expansion of the amount thereof) provided by the Lender or its Affiliates other than the Line of Credit in the maximum amount of $250,000,000 provided in the Loan Agreement) that is consummated by any of the Obligors or any of their Subsidiaries or Affiliates during the period from July 11, 2003 through January 11, 2005, which fee shall be fully earned and due and payable on the date that such financing closes and non-refundable when paid; provided, however, that such fee will be prorated to the extent that the term or extension of such financing is less that 1 year, provided, further, however, that such fee shall not be charged in connection with the Greenmont Facility Agreements for any transaction
(a) that occurs on or before the date upon which any loans are sold, assigned, transferred, securitized, or financed from facility provided by the Greenmont Facility Agreements to another lender, purchaser or facility; and (b) which, when combined with all other transactions under the Greenmont Facility Agreements, involves an aggregate principal amount of all loans assigned to JPMorgan thereunder (including any loans existing as of the Closing Date) of not more than $200,000,000.

                  5. Increase Commitment Fees. If the Maximum Credit is increased to $400,000,000 at the sole discretion of Clearwing (the date of such increase, the "Increase Date"), the Obligors shall pay to Clearwing the following fees:

                           a. Increase Commitment Exercise Fee. A commitment
exercise fee of $10,000,000, which fee shall be fully earned on the Increase Date, nonrefundable when paid, with $8,500,000 due and payable on the date that the Maximum Credit is increased to $400,000,000, and the remaining $1,500,000 due and payable on the Termination Date.

                           b. Increase Credit Support Fee. An increase credit
support fee of $1,350,000, which fee shall be fully earned and due and payable on the Increase Date, and nonrefundable when paid.

                           c. Increase Loan Commitment Fee. An increase loan
commitment fee of $10,500,000, which fee shall be fully earned and due and payable on the Increase Date, and nonrefundable when paid, and shall be payable in advance in 24 equal monthly installments of $437,500 each, payable on the first day of each calendar month from and after the Increase Date through the date on which all of the Obligations are paid in full in accordance with the terms of the Loan Agreement, and the commitments of the Lender under the Loan Agreement are terminated, provided, however, that (a) the increase loan commitment fee that is due in advance for the period from the Increase Date through the last day of the calendar month in which the Increase Date falls shall be due and payable on the Increase Date and shall be an amount equal to
(i) $437,500, times (ii) the result of the total number of days that will elapse from (and including) the Increase Date through the last day of the calendar month in which the Increase Date falls divided by the total number of days in such month, and (b) on the Termination Date, the Obligors shall pay an amount necessary to pay in full the remaining balance of the increase loan commitment fee.

                  6. Right of First Refusal. Each Obligor will provide Clearwing with a right of first refusal with respect to whole loan sales and securitizations, the terms of which shall be set forth in a separate agreement.

                  7. Board Rights. Clearwing shall have the right to designate one representative to attend any meetings of the board of directors of ABFS, and any meetings of any committees or subcommittees thereof, in a non-voting observer capacity, and ABFS shall provide such representative with copies of all notices, minutes, consents and other materials that ABFS provides to its directors. Such representative shall be reimbursed for all expenses incurred in connection with attendance at all meetings of the board of directors of ABFS attended by such representative, and all meetings of any committees or subcommittees thereof attended by such representative, in accordance with ABFS's policy applicable to directors and shall be indemnified by ABFS to the fullest extent permitted by law in connection therewith.

                  8. Work Fee, Commitment Fee, and Expense Deposit. The Obligors acknowledge that certain of the Obligors have already provided Lender the following fees, which, except as expressly provided below have been fully earned and are non-refundable: (a) on or about July 11, 2003, a work fee in the amount of $500,000, (b) on September 22, 2003, a commitment fee of $3,625,000, and (c) on September 22, 2003, an expense deposit (the "Expense Deposit") of $1,000,000. The Expense Deposit was made as a deposit against Lender Expenses that may be incurred (whether before or after the date of this Fee Letter). The Expense Deposit has been applied (or will be applied at closing) to Lender Expenses incurred. Any unapplied portion of the Expense Deposit will be remitted to Borrower. Lender shall not be obligated to segregate the Expense Deposit from its other funds and Borrower is not entitled to receive interest on any portion of the Expense Deposit. Each Obligor hereby agrees to pay Lender the full amount of Lender Expenses incurred in connection with the transaction contemplated herein in accordance with the terms of the Loan Agreement, irrespective of the amount of the Expense Deposit and whether the transaction is consummated.



                                      -4-
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                  9. Additional Expense Deposit. On the Deferred Date, the
Obligors shall pay to Clearwing an additional expense deposit of $500,000 (the "Additional Expense Deposit"). The Additional Expense Deposit is to be made as a deposit against Lender Expenses that have been or may be incurred (whether before or after the date of this Fee Letter). The Additional Expense Deposit will be applied to Lender Expenses and any unapplied portion of the Additional Expense Deposit will be remitted to Borrower. Lender shall not be obligated to segregate the Expense Deposit from its other funds and Borrower is not entitled to receive interest on any portion of the Expense Deposit. Each Obligor hereby agrees to pay Lender the full amount of Lender Expenses incurred in connection with the transaction contemplated herein in accordance with the terms of the Loan Agreement, irrespective of the amount of the Additional Expense Deposit and whether the transaction is consummated.

                  "Deferred Date" as used in this Fee Letter shall mean the earliest of (a) the date that any loans are sold or securitized pursuant to the Greenmont Facility Agreements (in which case all amounts due shall be wired to Clearwing in immediately available funds), (b) the date of the initial Advance under the Loan Agreement (in which case all amounts due shall be deducted by the Lender from such Advance and paid to Clearwing), and (c) October 31, 2003 (in which case all amounts due shall be wired to Clearwing in immediately available funds).

                  The Obligors shall pay all amounts due and payable hereunder in immediately available funds. ABFS Warehouse Trust 2003-1 hereby acknowledges and agrees that all such amounts are payable by it to the extent and as provided in the Trust Agreement.

                  Each Obligor hereby acknowledges and agrees that each fee payable hereunder is fully earned and non-refundable on the date such fee is due and payable as provided above and that each such fee is in addition to any other fees payable by the Obligors under the Loan Agreement or any other Loan Document or by ABFS Warehouse Trust 2003-1 under the Trust Agreement.

                  It is understood and agreed that this Fee Letter does not constitute nor shall it give rise to any obligation to provide any financing; such obligation arises only to the extent provided in the Loan Agreement, if it is accepted strictly in accordance with its terms.

                  "Related Parties" as used in this Fee Letter means, individually and collectively, jointly and severally, ABFS Warehouse Trust 2003-1, American Business Financial Services, Inc., American Business Credit, Inc., ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., and HomeAmerican Credit, Inc. dba Upland Mortgage.

                  Except as provided in the Loan Agreement, you are not authorized to show or circulate this Fee Letter or disclose the terms hereof to any other person or entity (other than your legal and financial advisors in connection with your evaluation hereof) without our prior consent. In any event, neither you nor your advisors are authorized to disclose the terms hereof (or file copies hereof) in any public filings or announcements made by you, without our prior written consent, except to the extent required by law, it being understood that in such event you shall first give Clearwing prior written notice thereof.



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                  This Fee Letter supercedes the third paragraph (Closing Fee), the fourth paragraph (Credit Support and Arrangement Fee), the fifth paragraph (Monitoring Fee), the sixth paragraph (transaction fee), and the seventh paragraph (right of first refusal) of that certain fee letter, dated as of September 22, 2003, that was executed by certain of the Obligors in favor of Clearwing in connection with that certain commitment letter, dated as of September 22, 2003, by and between Lender and American Business Financial Services, Inc.

                  This Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. This Fee Letter may not be amended or modified except by a writing executed by each of the parties hereto. This Fee Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Fee Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.





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

                  Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this Fee Letter.

                                                    Very truly yours,

                                                    CLEARWING CAPITAL, LLC


                                  By:  /s/ Gregory L. Segall
                                       -----------------------------------------
                                       Name:  Gregory L. Segall
                                              ----------------------------------
                                       Title: Sole Member
                                              ----------------------------------

Accepted and Agreed to this
____ day of October, 2003


ABFS WAREHOUSE TRUST 2003-2, as Borrower


By:  /s/ Kathleen A. Pedelini
     -----------------------------------------
     Name:  Kathleen A. Pedelini
            ----------------------------------
     Title: Financial Services Officer
            ----------------------------------


ABFS WAREHOUSE TRUST 2003-1


By:  /s/ Kathleen A. Pedelini
     -----------------------------------------
     Name:  Kathleen A. Pedelini
            ----------------------------------
     Title: Financial Services Officer
            ----------------------------------


AMERICAN BUSINESS FINANCIAL SERVICES, INC.


By:  /s/ Anthony J. Santilli
     -----------------------------------------
     Name:  Anthony J. Santilli
            ----------------------------------
     Title: Chairman, Chief Executive Officer
            and President
            ----------------------------------


ABFS CONSOLIDATED HOLDINGS, INC.


By:  /s/ Jeffrey M. Ruben
     -----------------------------------------
     Name:  Jeffrey M. Ruben
            ----------------------------------
     Title: Executive Vice President
            ----------------------------------


AMERICAN BUSINESS CREDIT, INC.


By:  /s/ Beverly  Santilli
     -----------------------------------------
     Name:  Beverly  Santilli
            ----------------------------------
     Title: President
            ----------------------------------


AMERICAN BUSINESS MORTGAGE SERVICES, INC.


By:  /s/ Jeffrey M. Ruben
     -----------------------------------------
     Name:  Jeffrey M. Ruben
            ----------------------------------
     Title: Executive Vice President
            ----------------------------------


HOMEAMERICAN CREDIT, INC.,
D/B/A UPLAND MORTGAGE


By:  /s/ Jeffrey M. Ruben
     -----------------------------------------
     Name:  Jeffrey M. Ruben
            ----------------------------------
     Title: Executive Vice President
            ----------------------------------


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